Exhibit 10.5

NEITHER THE OFFER NOR SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT.

REDWOOD SCIENTIFIC TECHNOLOGIES, INC.

10% SERIES A SECURED CONVERTIBLE NOTE

DUE: _____________, 2016

No. ____	January ___, 2015 (the "Issuance Date")
$________	_________, California

FOR VALUE RECEIVED, the undersigned, REDWOOD SCIENTIFIC TECHNOLOGIES, INC. (herein called the “Company”), a Nevada corporation, promises to pay to the order of ________________, or his or its registered assigns (the “Holder” or “Holders”), the principal sum of __________ Dollars (US$_____________), as such amount is reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise (the “Principal”), on January [ ], 2016 (the “Maturity Date”), together with interest (computed on the basis of a 365-day year) on the outstanding principal amount at the rate of ten percent (10%) per annum (the “Interest Rate”), unless otherwise increased as set forth herein, from the date hereof and payable on the Maturity Date.

1.           Agreements.

a.           Note Purchase Agreement. This Note has been issued pursuant to the terms and conditions set forth in the Secured Convertible Note Purchase Agreement dated as of January [  ], 2015 by and among the Company and the Holder, (as from time to time amended, the “Purchase Agreement”). All of the terms and conditions of such Purchase Agreement are incorporated herein by this reference, and all capitalized terms not separately defined in this Note, shall have the same meanings as defined in the Purchase Agreement.

b.           Security Agreement. Pursuant to that certain Security Agreement dated as of January [ ], 2015 by and among the Company, Redwood Scientific Technologies, Inc., a California corporation and the Holders (the “Security Agreement”), the amounts owed under this Note are secured by a security interest in all of the assets of the Company and any other items noted in the Security Agreement.

2.           Notes. Payments of principal of, and interest on, this Note are to be made in lawful money of the United States of America at such place as provided in the Purchase Agreement. This Note is a series of up to $1,500,000 aggregate amount of ten percent (10%) Convertible Notes (herein called the “Notes” or “Debentures”) issued pursuant to the Purchase Agreement, and is subject to other terms as set forth in the Purchase Agreement.

a. Prepayment. The Company shall have the right to prepay this Note in full or any portion thereof at the rate of 100% of the then outstanding principal balance, including all accrued interest, prior to the Maturity Date, provided that the Company give written notice to the Purchasers at least ten (10) business days before the prepayment and; provided further that Purchasers may during such period elect to convert the Notes in accordance with their terms set forth herein.

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3.           Interest.

a.           General Interest. Interest on this Note shall commence accruing on the Issuance Date, shall accrue daily at the Interest Rate on the outstanding Principal amount from time to time, shall be computed on the basis of a 365-day year comprised of twelve (12) months and shall be payable on the Maturity Date.

b.           Bonus Interest. If a registration statement registering the Note Shares for resale (the “Registration Statement”) is not effective by the Maturity Date, the Holder shall be entitled to a one time interest payment equal to eight percent (8%) of the then outstanding principal amount of the Note and the Company shall issue the Warrants, as hereinafter defined.

4.           Voting Rights.  The Holder shall be entitled to vote with the holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”) on an as-converted basis together with holders of Common Stock, as a single class with respect to all matters presented to holders of Common, except as otherwise required by applicable law.

5.	Conversion into Common Stock

a.           General.

(i)           Conversion into Common Stock by the Holder. The Note may be converted in part or whole at the sole option of the Holder at any time prior to the Maturity Date. The Conversion Amount (as defined below) shall be convertible into shares of Common Stock at a conversion price of $2.00 per share (the "Conversion Price"); provided however, that any Conversion Amount not so converted, shall remain due under this Note and shall become immediately due and payable on the Maturity Date. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount. Any such conversion set forth in a Conversion Notice (as hereinafter defined) dated prior thereto, shall be deemed to be effective as of the date of such Conversion Notice (the “Conversion Date”). For purposes of this Note, “Conversion Amount” means the sum of (A) the portion of the Principal to be converted, amortized, redeemed or otherwise with respect to which this determination is being made, and (B) any accrued and unpaid Interest with respect to such Principal.

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(ii)           Conversion by the Company. If the Company conducts a Forced Conversion Event (defined below) prior to the Maturity Date, then the unpaid principal and accrued interest owing under this Note shall automatically convert into Common Stock at the Discount Conversion Price (as defined below). For purposes of this Note, a “Forced Conversion Event” means a financing transaction, in one or more closings (not including the sale of the Notes pursuant to the Purchase Agreement), which results in gross proceeds of at least $2,500,000 to the Company. For purposes of this Note, and subject to adjustment as hereinafter provided, the “Discount Conversion Price” shall equal the lesser of (i) the Conversion Price or (ii) a 12.5% discount to the price of the securities issued pursuant to the Forced Conversion Event.

(iii)           Intentionally Left Blank.

(iv)           Effect of Conversion. Upon conversion of this Note in full in the manner provided by Section 5 (c) below, this Note shall be deemed fully satisfied and cancelled.

b.           Intentionally Left Blank.

c.           Method of Conversion.

(i)           Mechanics of Conversion. Subject to Section 5(a), the Holder’s Note may be converted by the Holder in whole or in part, by (i) submitting to the Company a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (ii) subject to Section 5(d)(ii), surrendering the Holder’s Note at the principal office of the Company.

(ii)           Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of the Holder’s Note in accordance with the terms hereof, the Holder shall not be required to physically surrender the Holder’s Note to the Company unless the entire unpaid principal amount of the Holder’s Note is so converted. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Holder’s Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of the Holder’s Note is converted as aforesaid, the Holder may not transfer the Holder’s Note unless the Holder first physically surrenders the Holder’s Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of the Holder’s Note. The Holder and any assignee, by acceptance of the Holder’s Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of the Holder’s Note, the unpaid and unconverted principal amount of the Holder’s Note represented by the Holder’s Note may be less than the amount stated on the face hereof.

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(iii)           Delivery of Common Stock Upon Conversion. Upon receipt by the Company from the Holder of a facsimile transmission (or other reasonable means of communication) of a Conversion Notice meeting the requirements for conversion as provided in this Section 5(d), the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) Business Days (such third Business Day being hereinafter referred to as the “Deadline”) in accordance with the terms hereof and the Purchase Agreement.

(iv)           Obligation of Company to Deliver Common Stock. Upon delivery by the Holder to the Company of a Conversion Notice, the Holder shall be deemed to be the Holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on that portion of the Holder’s Note being converted shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 5, all rights with respect to the portion of the Holder’s Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Conversion Notice as provided herein, the Company’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The Conversion Date specified in the Conversion Notice shall be the Conversion Date so long as the Conversion Notice is received by the Company before 6:00 p.m., New York, New York time, on such date.

(v)           Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 17.

d.           Adjustments on Conversion Amount. The number of shares of Common Stock to be issued upon each conversion of the Holder’s Note shall be subject to adjustments as follows:

(i)           Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

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(ii)           Reclassification, Exchange, and Substitution.  If at any time or from time to time after the date upon which this Note was issued by the Company (the “Original Issue Date”), the shares of Common Stock issuable upon the conversion of this Note shall be changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or otherwise, then, in any such event, each holder of the Notes shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets, distribution of assets or other change by a holder of the number of shares of Common Stock into which such shares of this Note could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets, distribution of assets or other change, or with respect to such other securities or property by the terms thereof.

(iii)           Subsequent Equity Sales. If, at any time while this Debenture is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents (as defined below) entitling any Person to acquire shares of Common Stock at a price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(d)(iii) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(d)(iii), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(d)(iii), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion. For purposes of this Debenture, "Common Stock Equivalents" means any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), or any rights or warrants or options to purchase any such Common Stock or Convertible Securities.

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(iv)           Exceptions to Adjustment. No adjustment to the Exercise Price shall be effected as a result of an Exempt Issuance. “Exempt Issuance” shall mean, collectively, (i) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements, including any such agreements in effect as of the Issuance Date, so long as such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights; (ii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans which are constituted on the date of the initial issuance of this Debenture or plans that are later approved by the directors and approved by the Company's shareholders, if required by law, so long as such plan does not exceed 5% of the then outstanding shares of common stock and in no event more than 250,000 shares; (iii) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation; (iv) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement; (v) any securities, including the Debenture or Warrants, as well as any shares of common stock issued as interest payment on the Debenture, issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders); (vi) the shares of Common Stock underlying the Debenture and the Warrants; (vii) any shares of Common Stock issued as payment of dividends; and, (viii) any warrants issued to the Placement Agent or the issuance of the shares of common stock underlying same.

(v)           Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(vi)           Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 5(d), the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Failure to give such notice or any defect therein shall not effect the legality or validity of the subject adjustment.

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e.           Concerning the Shares.

(i)           Legend. The shares of Common Stock issuable upon conversion of the Note may not be sold or transferred unless (A) such shares are sold pursuant to an effective registration statement under the Securities Act, or (B) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and from an attorney that regularly practices securities law) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (C) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”), or (D) such shares are sold or transferred outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (E) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 5(e). Except as otherwise provided in this Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of the Note have been registered under the Securities Act as contemplated by the Registration Rights Agreement, otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of the Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES AFTER REGISTRATION OR IN ACCORDANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION.

(ii)           Removal of Legend. The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if (A) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, or (B) in the case of the Common Stock issuable upon conversion of the Holder’s Note, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement under the Securities Act registering the resale of the Common Stock issuable upon conversion of the Note if required by the Company’s transfer agent to effect the removal of the legend hereunder. Nothing in the Note shall (x) limit the Company’s obligation under the Registration Rights Agreement or (y) affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

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6.           Status as Shareholder. Upon submission of a Conversion Notice by the Holder of this Note, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of the Holder’s Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of the Holder’s Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the third (3rd) Business Day after the Deadline, Holder may elect at such Holder’s option to regain the rights of a Holder of the Holder’s Note with respect to such attempted converted portions of the Holder’s Note and the Company shall, as soon as practicable, return such attempted converted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of the Holder’s Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Holder’s Note.

7.            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

a.           This Note shall be governed by, and construed in accordance with, the internal laws of the State of Nevada without regard to the choice of law principles thereof. Each of the parties hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in either the State Courts in Pinellas County, Florida, or in the United States District Court for the Middle District of Florida, (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) consent to the in persona jurisdiction of either the State Court in Pinellas County, Florida, or in the United States District Court for the Middle District of Florida in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in either the State Court in Pinellas County, Florida, or in the United States District Court for the Middle District of Florida agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. Each of the parties of this Note irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS NOTE AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

b.           Each party shall bear its own expenses in any litigation conducted under this section.

c.           The Company consents to accept service of process by the certified mail, return receipt requested in the event of litigation. The Company further consents to accept service of process via recognized international courier in the case that the Company is not able to accept service by the certified mail provided a receipt of delivery is available.

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8.           Facsimile Signatures. This Note may be executed by facsimile signature which shall, for all purposes be deemed to be as legally valid and binding upon the Company as an original signature.

9.           Event of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

a.           Following the Holder’s written demand for payment, the Company shall fail to pay in full the entire outstanding principal amount of this Note and all interest accrued hereon within fifteen (15) Days after such written demand for payment is given to Holder; or

b.           The Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

c.           The Company defaults in the performance of or compliance with its obligations under any of this Note, the Purchase Agreement or any of the Transaction Documents and such default has not been cured for thirty (30) days after written notice of default is given to the Company; or

d.           Any representation or warranty made by or on behalf of the Company or the Holder in this Note, the Purchase Agreement or any of the Transaction Documents proves to have been false or incorrect in any material respect on the date as of which made, and such condition has not been cured for sixty (60) Business Days after written notice of default is given to the other party; or

e.           The Company (i) admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

f.           A court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against such party and such petition shall not be dismissed within six (6) months; or

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g.           A final judgment or judgments for the payment of money in excess of (U.S.) $600,000 are rendered against the Company, which judgments are not, within six (6) months after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within six (6) months after the expiration of such stay.

10.          Remedies Following An Event Of Default. Upon occurrence of an Event of Default defined in subsection (a) to (f) of Section 9, this Note and all accrued Interest to the date of such default shall, at the option of the Holder, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company; provided further that upon an Event of Default defined in subsection (a) of Section 9, then interest shall accrue on the outstanding principal amount due under this Note and on any unpaid accrued interest due on the date of the payment in full of such amounts (including from and after the date of the entry of judgment in favor of the Noteholder in an action to collect this Note) at an annual rate equal to the lesser of eighteen percent (18%) per annum or the maximum rate of interest permitted by applicable law.

11.           Vote To Issue, Or Change The Terms Of, Notes. The written consent of the Holders shall be required for any change or amendment to any of the Notes, unless the change shall only effect the Holder and the Company shall have offered such change to all holders of Notes, in which case only the consent of the Holder is required.

12.           Transfer. This Note and any shares of Common Stock issued upon conversion of this Note may not be offered, sold, assigned or transferred by the Holder without the consent of the Company.

13.           Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

14.           Rank. The indebtedness evidenced by this Note and the payment of the Principal and Interest shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of the Company now outstanding or hereinafter incurred. “Senior,” as used herein, shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note (after giving effect to “cure” provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all sums payable on this Note shall first be paid in full, with Interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company shall be paid over to Holder for application to the payment hereof, unless and until the obligations under this Note (which shall mean the Principal Amount and accrued Interest) shall have been paid and satisfied in full. All payments due by the Company under this Note shall rank pari passu with and be of equal priority to all other Notes issued pursuant to the Purchase Agreement.

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15.           Reissuance Of This Note

a.           Lost, Stolen or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 13(c) representing the outstanding Principal.

b.           Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 13(c) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

c.           Issuance of New Notes.  Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 13(b), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges, if any, on the Principal of this Note, from the Issuance Date.

16.           Payment Of Collection, Enforcement And Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

17.           Construction; Headings.  This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

18.           Failure Or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

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19.          Dispute Resolution.  In the case of a dispute as to the arithmetic calculation of the Conversion Price, Discount Conversion Price or Conversion Amount, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or other event giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Price or Conversion Amount to the Company’s independent, outside accountant.  The Company shall cause the accountant to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation shall be binding upon all parties absent demonstrable error.  The party whose calculation is furthest from the accountant’s determination or calculation, shall be obligated to pay the fees and expenses of such accountant.

20.         Notices; Payments.

a.           Notices.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 7.9 of the Purchase Agreement.

b.            Payments.  Except as otherwise provided in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing; provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

21.          Cancellation.  After all Principal and other amounts at any time owed on this Note have been paid in full, for any reason, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22.         Waiver Of Notice.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securitas Purchase Agreement.

23.         Currency. All principal, interest and other amounts owing under this Note or any Transaction Document that, in accordance with their terms, are paid in cash shall be paid in U.S. dollars. All amounts denominated in other currencies shall be converted in the U.S. dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. dollars pursuant to this Note, the U.S. dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

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24.          Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25.          Covenant. So long as any of the Notes are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, pay cash dividends on any equity securities of the Company or of its Subsidiaries.

26.          Reservation Of Authorized Shares.

(a)           Reservation. For so long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding (the “Required Reserve Amount”).

(b)           Insufficient Authorized Shares. If at any time the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock or (y) hold a special meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock; provided, that if the Company is then subject to review of any such related documents by the Securities and Exchange Commission, the time frame above shall be extended by an additional thirty (30) days. In connection with such meeting, the Company use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock, to cause its Board of Directors to recommend to the stockholders that they approve such proposal and to cause its management to vote in favor of such proposal.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed and delivered this Note the date and year first above written.

REDWOOD SCIENTIFIC TECHNOLOGIES, INC.

By:
Name:
Title:

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EXHIBIT I

REDWOOD SCIENTIFIC TECHNOLOGIES, INC.

CONVERSION NOTICE

Reference is made to the Convertible Note (the “Note”) issued to the undersigned by REDWOOD SCIENTIFIC TECHNOLOGIES, INC., a Nevada corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), as of the date specified below.

Conversion Date:

Aggregate Conversion Amount to be converted:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Holder:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

By executing and delivering this Conversion Notice to convert the Holder’s Note in full, the Holder hereby releases all security interest he/she/it may have pursuant to the Security Agreement.

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